UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2016

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8659 Research Drive

Irvine, CA 92618

(Address of principal executive offices) (Zip Code)

(949) 453-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On July 27, 2016, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 4, 2016, by and among Multi-Fineline Electronix, Inc., a Delaware corporation (the “Company”), Suzhou Dongshan Precision Manufacturing Co., Ltd., a company organized under the laws of the People’s Republic of China (“Parent”), and Dragon Electronix Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving as an indirect wholly owned subsidiary of Parent.

Item 2.01.	Completion of Acquisition or Disposition of Assets

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of the Common Stock either (i) held by the Company, Parent or Merger Sub or any direct or indirect subsidiary of either the Company or Parent, or (ii) to which the holder thereof properly complied with the provisions of Section 262 of the General Corporation Law of the State of Delaware as to appraisal rights) converted into the right to receive $23.95 in cash, without interest (the “Merger Consideration”).

At the Effective Time, each award of time-based restricted stock units, performance-based restricted stock units, and stock appreciation rights (whether vested or unvested) outstanding under a Company equity incentive plan immediately prior to the Effective Time became fully vested and was cancelled in exchange for the right to receive payment in cash (without interest and less applicable tax withholding) equal to the product of the Merger Consideration (less the applicable exercise price per share in the case of a stock appreciation right) and the number of shares of Common Stock subject to such canceled award (assuming that the applicable performance goals were achieved at 100% of the target level in the case of performance-based restricted stock units).

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference. The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the completion of the Merger, the Company notified the NASDAQ Global Select Market (“NASDAQ”) of the effectiveness of the Merger and requested that NASDAQ file with the Securities and Exchange Commission (the “SEC”) Form 25, Notification of Removal from Listing and/or Registration, to delist and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, trading in shares of the Common Stock on NASDAQ will be halted prior to the open of trading on July 27, 2016. The Company also intends to file with the SEC Form 15, Certification and Notice of Termination of Registration, requesting that the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended.

The information contained in the Introductory Note and Item 2.01 is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders

The information contained in Item 2.01 and Item 3.01 is incorporated into this Item 3.03 by reference.

Item 5.01.	Change in Control of Registrant

The Merger was governed by Section 251 of the General Corporation Law of the State of Delaware, and a stockholder vote was required to consummate the Merger. On June 17, 2015, the stockholders of the Company formally approved the merger. As described in the Introductory Note, the Merger was completed on July 27, 2015. As a result of the Merger, a change of control of the Company occurred and the Company became an indirect wholly owned subsidiary of Parent.

The information contained in the Introductory Note, Item 2.01 and Item 5.02 below is incorporated into this Item 5.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, Philippe Lemaitre, Linda Y.C. Lim, Ph.D., James McCluney, Donald Schwanz, Roy Tan, Sam Yau, and Reza Meshgin resigned as members of the board of directors of the Company (the “Board”) and from all committees of the Board on which they served, effective as of the Effective Time. In accordance with the terms of the Merger Agreement, all directors of Merger Sub immediately prior to the Effective Time, which consisted of Mr. Yonggan Yuan, Mr. Yongfeng Yuan and Mr. Xu Wang, became the directors of the Company effective as of, and immediately following, the Effective Time. This change was not a result of any disagreements between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

Effective as of the Effective Time, Compensation Committee of the Board approved and authorized the Company to enter into Amended and Restated Agreements to Participate (collectively, the “A&R Participation Agreements”) in the Multi-Fineline Electronix, Inc. Change in Control Plan (the “Plan”) with each of the named executive officers identified in the definitive proxy statement on Schedule 14A filed by the Company on April 28, 2016. The A&R Participation Agreement with Mr. Meshgin, as Chief Executive Officer of the Company, was also unanimously approved by the independent members of the Board. The A&R Participation Agreements amend and restate the Plan participation agreements previously entered into with the named executive officers, and with respect to each of them, among other things (i) with respect to the payments described in clause (ii) below treat the change of control caused by the Merger as a termination of the officers’ employment with the Company under the Plan, (ii) accelerate certain of the payments triggered by such an event under the Plan to the consummation date of the Merger (including the Cash Severance Payment payable under 5.2(a) of the Plan and 18 months of the Continued Healthcare Benefit payable under Section 5.2(b) of the Plan, but not the remaining Continued Healthcare Benefits or the Monthly Voluntary Non-Competition Payments payable under Section 5.3 of the Plan), (iii) provide for one time, additional compensation to be paid on December 31, 2016, conditioned on the applicable officer’s employment with the Company on such date, and (iv) set forth certain base and incentive compensation terms from and after the Effective Time.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 27, 2016, in connection with the Merger, each of (i) the Restated Certificate of Incorporation of the Company and (ii) the Second Amended and Restated Bylaws of the Company, as amended, were amended and restated in their entirety, and as so amended and restated became the Amended and Restated Certificate of Incorporation of the Company and the Third Amended and Restated Bylaws of the Company.

Copies of the Amended and Restated Certificate of Incorporation of the Company and the Third Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 8.01.	Other Events

On July 27, 2016, the Company issued a press release announcing completion of the Merger. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

2.1*	Agreement and Plan of Merger, dated as of February 4, 2016, by and among Multi-Fineline Electronix, Inc., a Delaware corporation, Suzhou Dongshan Precision Manufacturing Co., Ltd., a company incorporated under the laws of the People’s Republic of China, and Dragon Electronix Merger Sub Inc., a Delaware corporation and indirect wholly owned subsidiary of Parent (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on February 4, 2016).*

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Third Amended and Restated Bylaws of the Company.

99.1	Press Release, dated July 27, 2016.

*	The Company has omitted schedules and other similar attachments to such agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of such omitted documents to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 27, 2016	MULTI-FINELINE ELECTRONIX, INC.

	By:	/s/ Thomas Kampfer
Thomas Kampfer
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 4, 2016, by and among Multi-Fineline Electronix, Inc., a Delaware corporation, Suzhou Dongshan Precision Manufacturing Co., Ltd., a company incorporated under the laws of the People’s Republic of China, and Dragon Electronix Merger Sub Inc., a Delaware corporation and indirect wholly owned subsidiary of Parent (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on February 4, 2016).*

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Third Amended and Restated Bylaws of the Company.

99.1	Press Release, dated July 27, 2016.

*	The Company has omitted schedules and other similar attachments to such agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of such omitted documents to the SEC upon request.